ADVANCED SERIES TRUST
AST Advanced Strategies Portfolio
Supplement dated September 26, 2023 to the
Currently Effective Prospectus
This supplement should be read in conjunction with the currently effective prospectus (the Prospectus) for the AST Advanced Strategies Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Prospectus.
New Subadvisory Arrangements, Investment Strategies and Secondary Benchmark Changes
The Board of Trustees of the Trust recently approved (i) revising the investment strategies of the Portfolio; (ii) revising the Portfolio's secondary benchmark to reflect the repositioning of the Portfolio; and (iii) replacing Massachusetts Financial Services Company (MFS), Pacific Investment Management Company, LLC (PIMCO), T. Rowe Price Associates, Inc. (T. Rowe Price) and William Blair Investment Management, LLC (William Blair) with Jennison Associates LLC (Jennison), PGIM Real Estate, a business unit of PGIM, Inc. (PGIM Real Estate), and J.P. Morgan Investment Management Inc., (J.P. Morgan) as subadvisers to the Portfolio. PGIM Quantitative Solutions LLC (PGIM QS), PGIM Fixed Income, a business unit of PGIM, Inc. (PGIM Fixed Income), and LSV Asset Management (LSV) will remain as subadvisers to the Portfolio and PGIM Limited will remain sub-subadviser to the Portfolio. In addition, the PGIM Investments LLC and AST Investment Services, LLC have agreed to an additional management fee waiver and a new expense cap for the Portfolio.
The Manager expects to begin the implementation of the change to the Portfolio's investment strategies on or about October 2023 with final completion expected on or about December 11, 2023.
To reflect the changes described above, the Prospectus relating to the Portfolio is hereby revised as follows, effective, unless otherwise noted, December 11, 2023:
I.All references and information pertaining to PIMCO, William Blair, MFS and T. Rowe Price with respect to the Portfolio are hereby removed from the Prospectus.
II.Effective December 1, 2023, the following table hereby replaces the "Annual Portfolio Operating Expenses" table in the "PORTFOLIO FEES AND EXPENSES" section in the Summary section of the Prospectus for the Portfolio:
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
+Distribution and/or Service Fees (12b-1 Fees)	0.25%
+Other Expenses	0.03%
+Acquired Fund Fees & Expenses	0.17%
=Total Annual Portfolio Operating Expenses	1.10%
-Fee Waiver and/or Expense Reimbursement	(0.20)%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense	0.90%
Reimbursement(1)
(1)The Manager has contractually agreed to waive 0.002% of its investment management fee through June 30, 2024. The Manager has also contractually agreed to waive 0.0262% of its investment management fee through June 30, 2024. The Manager has also contractually agreed to waive 0.062% of its investment management fee through June 30, 2025. In addition, the Manager has contractually agreed to waive a portion of its investment management fee so that the Portfolio's investment management fee does not exceed 0.66% of the Portfolio's average daily net assets through June 30, 2025. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees. The Manager and the Distributor have also contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the investment management and distribution fee received from other portfolios of the Trust due to the Portfolio's investment in any such portfolios.
257PROSUP1

III.Effective December 1, 2023, the following table hereby replaces the "Example" table in the "PORTFOLIO FEES AND EXPENSES" section in the Summary section of the Prospectus for the Portfolio:

		1 Year	3 Years	5 Years	10 Years
	AST Advanced Strategies	$92	$330	$587	$1,322
	Portfolio
IV.	The description of the Portfolio's principal investment strategies in the "SUMMARY: AST ADVANCED
	STRATEGIES PORTFOLIO – INVESTMENTS, RISKS AND PERFORMANCE" section of the Prospectus is
	hereby deleted and replaced with the description set forth below:
Principal Investment Strategies. The Portfolio's asset allocation generally provides for an allotment of approximately 60% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately 40% of Portfolio assets to a combination of US fixed income, hedged international bond, real return, exchange-traded fund (ETF), and other non-traditional investment strategies. The Portfolio is subadvised by PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), which allocates the Portfolio's net assets across different investment categories and different subadvisers. PGIM Quantitative Solutions also directly manages a portion of the Portfolio's assets. Certain investment categories contain sub-categories. The subadviser for a category or sub-category employs a specific investment strategy for that category or sub-category.
PGIM Quantitative Solutions employs a two-tiered approach to allocating Portfolio assets across the various investment categories, sub-categories, and the subadvisers. First, PGIM Quantitative Solutions analyzes the macro-economic landscape, the capital markets, and the related implications for investment strategy. Second, PGIM Quantitative Solutions draws on its understanding of the strategies used by the other subadvisers to determine which subadvisers are expected to perform best under the prevailing macro-economic landscape. The Portfolio may use derivative instruments to gain exposure to certain commodity and real estate related indices. The Portfolio may engage in short sales and may invest in fixed income securities that are rated below investment grade by the major ratings services, or, if unrated, considered to be of comparable quality (i.e., "junk bonds"), in connection with these investment strategies.
In managing the Portfolio's assets, portfolio managers use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top- down economic analysis, portfolio managers develop views on economic, policy, and market trends by continually evaluating economic data that affect the movement of markets and securities prices. In their bottom-up research, portfolio managers develop an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer, which include a review of the issuer's composition of revenue, profitability, cash flow margin, and leverage. The subadviser may also consider investment factors such as expected total return, yield, spread, and potential for price appreciation as well as credit quality, maturity, and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
PGIM Quantitative Solutions directly manages the Portfolio's liquidity strategy. The Portfolio allocates approximately 15-25% of its net assets to the liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy also invests in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.
The Portfolio may invest its assets in the AST PGIM Fixed Income Central Portfolio (the Central Portfolio). The Central Portfolio is a special type of investment vehicle for sole use by certain asset allocation portfolios, including the Portfolio. The Central Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. Rather than buy bonds directly, the Portfolio may invest in the Central Portfolio.
V.The following risk disclosure is hereby added to the section of the Prospectus entitled "SUMMARY: AST ADVANCED STRATEGIES PORTFOLIO – INVESTMENTS, RISKS AND PERFORMANCE":
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios' expenses, which will reduce the Portfolio's performance.
VI. Paragraph three in the "SUMMARY: AST ADVANCED STRATEGIES PORTFOLIO – INVESTMENTS, RISKS AND PERFORMANCE" section of the Prospectus is hereby deleted and replaced with the following:
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (40%), MSCI Europe, Australasia and the Far East (EAFE) Index (20%), Bloomberg US Aggregate Index (25%), Wilshire US REIT Total Return Index (3.33%), Bloomberg US TIPs Index (3.33%), Bloomberg Commodity Total Return Index (3.33%), and ICE BofA Three-month US Treasury Bill Index (5%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: The AST Advanced Strategies Portfolio added and removed subadvisers and changed certain investment strategies, effective December 11, 2023. The performance figures prior to December 11, 2023 for the Portfolio reflect the investment performance, investment operations, investment policies, and investment strategies of former subadvisers, and it is not representative of the Portfolio's current subadvisers and the Portfolio's predicted performance.
Prior to December 11, 2023, the Portfolio's custom blended index consisted of the Russell 3000 Index (40%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (20%), Bloomberg Global Aggregate US Dollar Hedged Index (30%), and the Custom Extended Markets Index (10%). The Custom Extended Markets Index was comprised of equal weightings of the Bloomberg US TIPS Index, Bloomberg Commodity Index Total Return, and Wilshire US REIT Total Return Index. Effective December 11, 2023, the Portfolio's custom blended index consists of the Russell 3000 Index (40%), MSCI Europe, Australasia and the Far East (EAFE) Index (20%), Bloomberg US Aggregate Index (25%), Wilshire US REIT Total Return Index (3.33%), Bloomberg US TIPs Index (3.33%), Bloomberg Commodity Total Return Index (3.33%), and ICE BofA Three-month US Treasury Bill Index (5%) because the Manager believes this index composition provides a more appropriate basis for performance comparisons.

VII.	The index table under "Past Performance" in the "SUMMARY: AST ADVANCED STRATEGIES PORTFOLIO
	– INVESTMENTS, RISKS AND PERFORMANCE" section of the Prospectus is hereby deleted and replaced
	with the table and information set forth below:

	Index	1 Year	5 Years	10 Years
	S&P 500 Index	-18.10%	9.42%	12.55%
	(reflects no deduction for fees, expenses or taxes)
	Blended Index (prior to December 11, 2023)	-14.46%	4.79%	6.82%
	(reflects no deduction for fees, expenses or taxes)
	Blended Index (effective December 11, 2023)	-14.29%	4.76%	6.61%
	(reflects no deduction for fees, expenses or taxes)
VIII. The table in the "SUMMARY: AST ADVANCED STRATEGIES PORTFOLIO – MANAGEMENT OF THE PORTFOLIO" section of the Prospectus is hereby deleted and replaced with the table set forth below:

Investment	Subadvisers	Portfolio Managers	Title	Service
Managers				Date
PGIM		Brian Ahrens	Senior Vice	July 2006

Investment	Subadvisers	Portfolio Managers	Title	Service
Managers				Date
Investments LLC			President, Strategic
Investment Research
Group
AST Investment		Andrei O. Marinich, CFA	Vice President,	April 2012
Services, Inc.			Strategic Investment
Research Group
		Saleem Z. Banatwala,	Director, Portfolio	February
		CFA	Manager	2021
	PGIM	Marcus M. Perl	Principal, Portfolio	July 2006
	Quantitative		Manager
Solutions LLC
		Edward L. Campbell,	Managing Director,	July 2006
		CFA	Co-Head of Multi-
Asset team and
Portfolio Manager
		Marco Aiolfi, PhD	Managing Director,	August 2022
Co-Head of Multi-
Asset team and
Portfolio Manager
		Rory Cummings, CFA	Principal, Portfolio	August 2022
Manager
	Jennison			December
	Associates LLC			2023
	J.P. Morgan			December
	Investment			2023
Management, Inc.
	LSV Asset			July 2006
Management
	PGIM Fixed			January
	Income*			2015
	PGIM Real			December
	Estate**			2023
*PGIM Fixed Income is a business unit of PGIM, Inc. PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the Portfolio.
**PGIM Real Estate is a business unit of PGIM, Inc.

IX.	The section of the Prospectus entitled "MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS
INVEST – AST ADVANCED STRATEGIES PORTFOLIO – Principal Investment Policies and Risks" is
hereby deleted and replaced with the information set forth below:
General. PGIM Quantitative Solutions LLC (PGIM QS) allocates the net assets of the Portfolio across different investment categories and different Subadvisers. PGIM Quantitative Solutions also directly manages a portion of the assets of the Portfolio. Certain investment categories will contain sub-categories. The Subadviser for a category or sub-category will employ a specific investment strategy for that category or sub-category.
PGIM QS employs a two-tiered approach to allocating Portfolio assets across the various investment categories, sub-categories, and the Subadvisers. First, PGIM QS analyzes the macro-economic landscape, the capital markets, and the related implications for investment strategy. Second, PGIM QS draws on its understanding of the strategies used by the other Subadvisers to determine which advisers are expected to perform best under the prevailing macro-economic landscape. The allocations are reviewed by PGIM QS periodically and may be altered or adjusted by PGIM QS without prior notice. Such adjustments will be reflected in the annual update to the prospectus.
The asset allocation generally provides for an allotment of approximately 60% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately 40% of Portfolio assets to a combination of US fixed income, hedged international bond, real return, exchange-traded funds and other non-
traditional investment strategies.

The Portfolio may use derivative instruments to gain exposure to certain commodity and real estate related indices. The Portfolio may engage in short sales and may invest in fixed income securities that are rated below investment grade by the major ratings services (Ba or lower by Moody's, or equivalently rated by S&P, or Fitch Ratings Ltd. (Fitch), or, if unrated, considered to be of comparable quality, in connection with these investment strategies. Fixed income debt obligations rated below investment grade by the major ratings services or, if unrated, considered to be of comparable quality, are commonly referred to as "junk bonds" and are regarded as having predominantly speculative characteristics with respect to capacity to pay principal and interest. The Portfolio may engage in active and frequent trading of portfolio securities to try to achieve its investment objective.
Overall, the Portfolio pursues a combination of traditional and non-traditional investment strategies. The various investment categories, sub-categories, and subadviser/Underlying Portfolio is as follows:
Traditional Asset Classes

US Large-Cap Equity	•	Growth
	•	Value
	•	Core
US Mid-Cap Equity	•	Growth
	•	Value
US Small-Cap Equity	•	Growth
	•	Value
International Equity	•	Developed Markets Growth
	•	Developed Markets Value
	•	Developed Markets Core
Fixed Income	•	US
	•	International
Non-Traditional Asset Classes
Real Estate	•	Real Estate
Fixed Income	•	Inflation-Indexed Securities (TIPS)
Real Return	•	Commodities Related
The Manager will: (i) identify other pooled investment vehicles, including, without limitation, open-end or closed- end investment companies, ETFs, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as "hedge funds") (collectively referred to as Underlying Portfolios) that may be used as fulfillment options for the specific investment categories or strategies and (ii) establish specific weighted combinations of Underlying Portfolios that are consistent with the Portfolio's then-current asset allocation. The Manager also seeks to identify and retain Subadvisers to directly manage all or a portion of the assets that are allocated to a particular investment category or strategy. Under normal circumstances, the Portfolio will invest up to 25% of its assets in underlying portfolios and the remainder of the Portfolio's assets will be directly managed by subadvisers to the Portfolio. Those percentages are subject to change by the Manager and PGIM Quantitative Solutions.
Exposure to some or all of the remaining non-traditional investment categories and strategies is obtained through investments in Underlying Portfolios other than portfolios of the Trust. A general description of Underlying Portfolios that pursue these types of investment strategies is provided below. The Manager from time to time may:
(i)seek exposure to additional non-traditional investment categories or strategies or (ii) retain additional Subadvisers to directly manage Portfolio assets to gain exposure to the then-available non-traditional investment categories or strategies.
The Portfolio may engage in active and frequent trading of portfolio securities to try to achieve its investment objective.
Description of Traditional Investment Categories and Strategies. The traditional investment categories and strategies for which PGIM Quantitative Solutions, Jennison, J.P Morgan, LSV and PGIM Fixed Income directly manage the assets allocated to the indicated traditional investment strategies include the following:

Subadvisers	Investment Categories and Strategies
PGIM Quantitative Solutions LLC (PGIM QS)	International Core Equity
Large-Cap Core
Overlay Sleeve
Jennison Associates LLC (Jennison)	Rising Dividend
Disciplined Blend
Disciplined International Opportunities
J.P. Morgan Investment Management Inc. (J.P. Morgan)	US Large Cap Core Equity
LSV Asset Management (LSV)	International Value
PGIM Fixed Income	Core Plus Fixed Income
INTERNATIONAL EQUITY (PGIM Quantitative Solutions). This strategy seeks to invest in equity and equity- related securities, including but not limited to common stock, preferred stock, securities convertible into or exchangeable for stock, rights, warrants, depository receipts for those securities, ETFs, futures and swaps of or relating to issuers that are: (i) located, organized or headquartered in developed market countries outside of the US or (ii) included (or scheduled for inclusion by the index provider) as developed market issuers in one or more broad-based market indices. PGIM Quantitative Solutions employs an equity investment strategy using a quantitatively driven investment process based on fundamental insights. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their characteristics. PGIM Quantitative Solutions constructs a portfolio that seeks to maximize the strategy's investment in the most attractive stocks identified by the model subject to risk constraints.
LARGE-CAP CORE (PGIM Quantitative Solutions). This strategy seeks to invest in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, ETFs, securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock. PGIM Quantitative Solutions employs a quantitatively driven investment process, which uses an adaptive model that evaluates stocks based on their growth expectations and seeks to identify the most attractive stocks, subject to risk constraints.
OVERLAY (PGIM Quantitative Solutions). Included in the directly managed portion is an overlay strategy for liquidity and asset allocation purposes. The Portfolio allocates approximately 15-25% of its net assets to the overlay strategy, which is employed through an overlay sleeve. The overlay strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The overlay strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The overlay strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The overlay strategy may also invest in ETFs (ETFs) for additional exposure to relevant markets. The overlay strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.
RISING DIVIDEND (Jennison). This strategy seeks to achieve its investment objectives by investing, under normal conditions, at least 80% of its investable assets in the equity and equity-related securities of companies that the subadviser expects to experience dividend growth, that is, companies that currently pay dividends and are expected to increase them. The strategy may invest up to 20% of its investable assets in the equity and equity- related securities of companies that are not currently paying dividends, but are expected by the subadviser to begin paying them in the future. The subadviser generally seeks to identify companies that it believes may be able to sustain and/or grow their dividends over time.
DISCIPLINED BLEND (Jennison). This strategy seeks long-term capital growth. The process draws investment ideas from Jennison's Growth, Value, and Small/Mid Cap equity teams to produce an equity portfolio with characteristics similar to the broad market Russell 1000® Index. Portfolio candidates are identified through rigorous fundamental research from the investment universe that is constructed by compiling all stocks held by the three teams and also represented in the Russell 1000® Index. The subadviser employs a systematic portfolio construction process to incorporate its fundamental analysis with a systematic analysis of factors, such as stock price momentum and stock valuation. Incorporating information from both the subadviser's fundamental and systematic analyses, the subadviser constructs a diversified portfolio with sector and risk factor exposures managed relative to the Russell 1000® Index, using a technique known generally as portfolio optimization.
DISCIPLINED INTERNATIONAL OPPORTUNITIES (Jennison). This strategy seeks to achieve its investment objectives by investing, under normal conditions, a majority of its net assets in equity and equity-related securities of non-U.S. companies located in various countries outside the U.S., including non-U.S. issuers located in emerging markets. The subadviser uses a bottom-up, fundamental research-intensive approach to identify companies in the early stages of accelerating growth, with attributes such as sustained competitive advantages, the ability to execute a business strategy, and an appropriate valuation. The subadviser incorporates this fundamental analysis with an analysis of quantitative factors, such as stock price momentum and stock valuation. Incorporating information from both the subadviser's fundamental and quantitative analyses, the subadviser constructs a diversified portfolio with sector and risk factor exposures managed relative to the MSCI ACWI-ex US Index, using a technique known generally as portfolio optimization.
US LARGE CAP CORE EQUITY (J.P. Morgan). This strategy seeks to invests at least 80% of its assets in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, ETFs, securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock.
J.P. Morgan's strategy follows a multi-step process. Within each sector, the strategy focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the strategy seeks to produce returns that exceed those of the S&P 500 Index. In managing the strategy, J.P. Morgan employs a three-step process that combines research, valuation and stock selection. In addition, J.P. Morgan buys and sells equity securities, using the research and valuation rankings as a basis. In general, J.P. Morgan buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria: (i) catalysts that could trigger a rise in a stock's price, (ii) high potential reward compared to potential risk; and (iii) temporary mispricings caused by apparent market overreactions.
International Value (LSV). LSV employs a proprietary model in an attempt to pick undervalued foreign stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process.
US Fixed Income (PGIM Fixed Income). PGIM Fixed Income's US fixed income strategy seeks to outperform the Bloomberg US Aggregate Index over the intermediate and long-term, by investing at least 80% of the assets in bonds, which includes all fixed income securities with a maturity at date of issue of greater than one year. PGIM Fixed Income allocates assets among different debt securities, including (but not limited to) US Government securities, mortgage-related and asset-backed securities, corporate debt securities and foreign securities. PGIM Fixed Income may invest, under normal circumstances, at least 70% of the US fixed income sleeve's net assets in intermediate and long-term debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality by the Subadviser, and high-quality money market instruments. Likewise, PGIM Fixed Income may invest up to 30% of the US fixed income sleeve's assets in below investment- grade securities. In addition, PGIM Fixed Income may invest up to 20% of the assets in collateralized debt obligations, including collateralized loan obligations (CDOs). PGIM Fixed Income may also invest up to 30% of the US fixed income sleeve's assets in foreign debt securities. Depending on the amount of its investment in below investment-grade securities, CDOs and foreign debt securities, the Portfolio's risk profile may be lower or higher than peer funds that invest in such securities. PGIM Fixed Income takes into account the effect of such investments on the Portfolio's risk profile when choosing to invest in such securities.
In managing the Portfolio's US fixed income segment, PGIM Fixed Income uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, PGIM Fixed Income develops views on economic, policy, and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into PGIM Fixed Income's bottom-up research which informs security selection. In its bottom-up research, PGIM Fixed Income develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
PGIM Fixed Income may also consider factors such as yield, spread and potential for price appreciation as well as credit quality, maturity, and risk. PGIM Fixed Income may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
Description of Non-Traditional Investment Categories and Sub-categories. The investment categories and sub-categories for which PGIM Quantitative Solutions, PGIM Fixed Income, PGIM Real Estate and PGIM Investments pursue non-traditional investment strategies include the following:
•Commodities Related
•Treasury Inflation-Protected Securities (TIPS)
•Real Estate
•Other Funds, Sleeves and ETFs
Brief descriptions of the investment strategies used by PGIM Quantitative Solutions, PGIM Fixed Income, PGIM Real Estate and PGIM Investments are set forth below:
COMMODITIES RELATED (PGIM Quantitative Solutions). This strategy seeks to provide broad exposure to commodities while seeking to outperform the Bloomberg Commodity Index with a tracking error target of 1.5%
-2.5%. PGIM Quantitative Solutions Commodity Strategy has been designed to combine uncorrelated active opportunities using a rigorous risk management approach to add value over the Bloomberg Commodity Index. The strategy trades futures on commodities in the Bloomberg Commodity Index both for index exposure as well as active positioning.
TREASURY INFLATION-PROTECTED SECURITIES (TIPS) (PGIM Fixed Income). This strategy seeks to achieve excess return through security selection by employing a conservative, quantitatively driven strategy that obtains exposure to the TIPS asset class through bonds or derivative instruments, with minimal risk, versus the Bloomberg US Treasury Inflation-Protected Index.
In managing the strategy's assets, PGIM Fixed Income will use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, PGIM Fixed Income develops views on economic, policy, and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. PGIM Fixed Income may also consider investment factors such as expected total return, yield, spread, and potential for price appreciation as well as credit quality, maturity, and risk. The strategy may invest in a security based upon the expected total return rather than the yield of such security.
GLOBAL REAL ESTATE (PGIM Real Estate). This strategy seeks to maximize total return by seeking, with approximately equal emphasis, capital growth and current income. Generally, the equity securities of real estate related issuers will consist of: (i) common stocks (including shares in real estate investment trusts (REITs)), (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks where the conversion feature represents, in PGIM Real Estate's view, a significant element of the securities' value, and (iv) preferred stocks.
The Portfolio has an investment policy that prohibits the Portfolio from investing more than 10% of its total assets in other mutual funds, except that the Portfolio may invest, without regard to the 10% limit on mutual fund investments, in: (i) money market funds and fixed income funds for cash management, defensive, temporary, or emergency purposes or for additional portfolio liquidity to satisfy large-scale redemptions and variation margin calls and (ii) ETFs for additional exposure to relevant markets.
The following paragraphs describe some specific types of fixed income investments that the Portfolio may invest in, and some of the investment practices used by the Portfolio.

US Government Securities. The Portfolio may invest in various types of US Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the US Treasury; those that are supported by the discretionary authority of the US Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.
Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the US dollar and a foreign currency or currencies. While a Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.
Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.
Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.
Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest in mortgage-backed and other asset backed securities, including collateralized mortgage obligations (CMO). The value of some mortgage- backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.
Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.
Short Sales and Short Sales "Against the Box." The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When the Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

The Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker- dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) the Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes the Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that the Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
The Portfolio may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.
Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on US or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio's investments in swap agreements are described directly below.
Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.
In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
The Portfolio may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The

Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing.
However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.
Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.
Whether the Portfolio's use of swap agreements will be successful will depend on the Subadviser's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.
For purposes of applying the Portfolio's investment policies and restrictions (as stated in the Prospectus and the Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, however, in applying certain of the Portfolio's investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolios' other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio's credit quality guidelines because such value reflects the Portfolio's actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Collateralized Debt Obligations. The Portfolio may invest in each of collateralized bond obligations (CBOs), collateralized loan obligations (CLOs), other collateralized debt obligations (CDOs) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. CBOs and CLOs are types of asset- backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be classified by the Portfolio as illiquid investments, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the

Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
The Portfolio may invest its assets in the AST PGIM Fixed Income Central Portfolio (the Central Portfolio). The Central Portfolio is a special type of investment vehicle for sole use by certain asset allocation portfolios, including the Portfolio. The Central Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. Rather than buy bonds directly, the Portfolio may invest in the Central Portfolio.
X.The following replaces the information in the "GLOSSARY: PORTFOLIO INDEXES" section of the Prospectus relating to the Portfolio:
AST Advanced Strategies Portfolio. Prior to December 11, 2023, the blended index consisted of the Russell 3000 Index (40%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (20%), Bloomberg Global Aggregate US Dollar Hedged Index (30%), and the Custom Extended Markets Index (10%). The Custom Extended Markets Index was comprised of equal weightings of the Bloomberg US TIPS Index, Bloomberg Commodity Index Total Return, and Wilshire US REIT Total Return Index. Effective December 11, 2023, the Portfolio's custom blended index consists of the Russell 3000 Index (40%), MSCI Europe, Australasia and the Far East (EAFE) Index (20%), Bloomberg US Aggregate Index (25%), Wilshire US REIT Total Return Index (3.33%), Bloomberg US TIPs Index (3.33%), Bloomberg Commodity Total Return Index (3.33%), and ICE BofA Three-month US Treasury Bill Index (5%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of those expenses.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.